Exhibit 10.141

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (the “Agreement”) is dated March 20, 2017, by and between SABBY MANAGEMENT, LLC, a limited liability company organized and existing under the laws of the State of Delaware (“Sabby Management”), acting on behalf and for the benefit of SABBY HEALTHCARE MASTER FUND, LTD, SABBY VOLATILITY WARRANT MASTER FUND LTD, and LINCOLN PARK CAPITAL FUND, LLC (together the “New Lenders”) and TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands (“TCA” and together with Sabby Management, the “Creditors” and each a “Creditor”).

RECITALS:

WHEREAS, TCA previously made loans to MEDYTOX SOLUTIONS, INC., the “Company”), in the original principal amount of up to Six Million and No/100 United States Dollars ($6,000,000) (the “TCA Loan”), which TCA Loan is evidenced by, among other things, that certain Securities Purchase Agreement, dated May 31, 2015 (the “TCA Credit Agreement” together with all other documents executed by the Company and Guarantors (as defined herein) in connection with the TCA Credit Agreement, and all amendments, extensions, supplements and renewals thereof, are sometimes hereinafter collectively referred to as the “TCA Loan Documents”), and which TCA Loan and TCA Credit Agreement are secured by all assets and property of the Company now existing or hereafter acquired, as well as all assets of Health Technology Solutions, Inc., a corporation incorporated under the laws of the State of Florida, Medytox Institute of Laboratory Medicine, Inc., a corporation incorporated under the laws of the State of Florida, Medical Billing Choices Inc., a corporation incorporated under the laws of the State of North Carolina, Medytox Diagnostics, Inc., a corporation incorporated under the laws of the State of Florida, Medytox Medical Marketing & Sales, Inc., a corporation incorporated under the laws of the State of Florida, PB Laboratories, LLC, a limited liability company organized and existing under the laws of the State of Florida, Biohealth Medical Laboratory Inc., a corporation incorporated under the laws of the State of Florida, Alethea Laboratories, Inc., a corporation incorporated under the laws of the State of Texas, International Technologies, LLC, a limited liability company organized and existing under the laws of the State of New Jersey, EPIC Reference Labs, Inc., a corporation incorporated under laws of the State of Florida, Clinlab, Inc., a corporation incorporated under the laws of the State of Florida, Medical Mime, Inc., a corporation incorporated under the laws of the State of Florida, Epinex Diagnostics Laboratories, Inc., a corporation incorporated under the laws of the State of California, Epinex Diagnostics Laboratories, Inc., a corporation incorporated under the laws of the State of Nevada, and Platinum Financial Solutions, LLC, a limited liability company organized and existing under the laws of the State of Florida (collectively, the “Guarantors”, and together with the Company, the “Credit Parties”) (together, all assets and property of the Credit Parties now existing or hereafter acquired, the “TCA Collateral”); and

WHEREAS, The New Lenders have agreed to make loans to the Company in the aggregate principal amount of up to Fifteen Million Seven Hundred Ninety-Four Thousand Five Hundred and No/100 Dollars ($15,794,500) (the “Sabby Management Loan”), which is evidenced by a Securities Purchase Agreement, dated as of March 15, 2017 (the “Sabby Management Loan Agreement”), which Sabby Management Loan and Sabby Management Loan Agreement are secured by all assets and property of the Credit Parties now existing or hereafter acquired (collectively, the “Sabby Management Collateral”), pursuant to those certain Security Agreement, dated as of March 20, 2017, each made by and between each Credit Party and the New Lenders (the “Sabby Security Agreement”) (the Sabby Management Loan Agreement and the Sabby Security Agreement, together with all other documents executed by the Company in connection with the Sabby Management Loan Agreement, and all amendments, extensions, supplements, additional debentures, and renewals thereof, and/or any and all other documents or instruments evidencing any secured liability of the Credit Parties which exist as of the date hereof or which shall exist following the date hereof in favor of the New Lenders are sometimes hereinafter collectively referred to as the “Sabby Management Loan Documents”) (the TCA Loan Documents and Sabby Management Loan Documents and/or any and all other documents or instruments evidencing any secured liability of the Credit Parties which exist as of the date hereof or which shall exist following the date hereof are sometimes hereinafter collectively referred to as the “Creditor Loan Documents” and the Sabby Management Collateral and the TCA Collateral are sometimes hereinafter collectively referred to as the “Collateral”);

WHEREAS, pursuant to the Sabby Security Agreement, Sabby Management was appointed by the New Lenders to act as the collateral agent in connection with the Sabby Management Collateral, pursuant to which Sabby Management is authorized to take all necessary action to preserve the Sabby Management Collateral, including entering into this Agreement on behalf and for the benefit of the New Lenders; and

WHEREAS, the Creditors intend that the Sabby Management Loan and the TCA Loan shall be secured on a pari passu basis with respect to the Collateral; and

1

WHEREAS, the Creditors wish to memorialize their agreements concerning their respective rights, duties and obligations to one another with respect to the security interests granted under the Creditor Loan Documents;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, do hereby agree as follows:

1.                   Recitals. The recitals set forth above are true and correct and are hereby incorporated herein by this reference.

2.                   Ranking of Interests. Each Creditor agrees and acknowledges that all sums secured or owing to either Creditor under the Creditor Loan Documents shall be and are hereby declared by each Creditor to be held by the Creditors on a pari passu and pro-rata basis between the Creditors with respect to the relative security interests, in proportion to such Creditor’s outstanding principal amount owing under the Creditor Loan Documents at any given time that a determination needs to be made, respectively and as applicable (such pro-rata share or pro-rata basis hereinafter referred to as the “Pro-Rata Share” or a “Pro-Rata Basis”). Notwithstanding anything to the contrary contained in any Creditor Loan Documents and irrespective of: (i) dates, times or order of when a Creditor made its loan to the Company under the Creditor Loan Documents; (ii) the time, order or method of attachment or perfection of the security interests created in favor of either Creditor; (iii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any collateral; (iv) anything contained in any filing or agreement to which any Creditor now or hereafter may be a party; (v) the rules for determining perfection or priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors; (vi) the time or order of obtaining control or possession of any Collateral; or (vii) or the failure to perfect or maintain the perfection or priority of any security interests, each Creditor hereby agrees and acknowledges that: (x) each of the Creditors has a valid security interest in the Collateral and (y) the security interests of each Creditor in any Collateral pursuant to any Creditor Loan Documents shall be pari passu with each other.

3.                   Payment Obligations. The Creditors and the Credit Parties agree that the payment obligations of the Company under the Credit Documents shall continue in accordance with the provisions of the Credit Documents, provided, however, that the Company’s payment obligations to TCA in accordance with the TCA Loan Documents shall be amended to conform to the payment schedule (attached hereto as “Exhibit A”), agreed upon between the Company and TCA, and evidenced in that certain letter agreement, dated March 20, 2017, which is hereby acknowledged by Sabby Management.

4.                    Default.

(a)                Cross Default; Notice of Default. The Creditors and the Credit Parties agree that a default by the Credit Parties not cured within any applicable cure period under any of the Creditor Loan Documents shall be a default under all of the Creditor Loan Documents. In that regard: (i) upon the occurrence of a default by the Credit Parties not cured within any applicable cure period under the Sabby Management Loan Documents, Sabby Management shall notify TCA in writing of the occurrence of any such default within two (2) business days after the occurrence thereof; and (ii) upon the occurrence of a default by the Credit Parties not cured within any applicable cure period under the TCA Loan Documents, TCA shall notify Sabby Management in writing of the occurrence of any such default within two (2) business days after the occurrence thereof.

(b)                Enforcement of Rights. Upon the occurrence of any default by the Company under any of the Creditor Loan Documents, TCA, acting as Collateral Agent (as defined below), shall have, for a period of thirty (30) calendar days commencing with the receipt or delivery on written notice (as applicable) as provided in Section 4(a) hereof, the exclusive right (but not the obligation) to exercise and enforce all rights and remedies available to the Creditors as they relate to the Credit Parties, on behalf of and for the benefit of the Creditors, including, without limitation, the right to foreclose or enforce any remedies against any of the Collateral, and the right to exercise any and all rights, on behalf of the Creditors, in any insolvency, bankruptcy or other similar proceedings for the benefit of creditors involving the Credit Parties or the Collateral, all in accordance with the terms of this Agreement. Following the expiration of the above mentioned thirty (30) calendar day exclusively period, Sabby Management shall be permitted to exercise and enforce its rights and remedies provided in the Sabby Management Loan Documents, provided, however, that all the provisions of this Agreement shall remain in full force and effect and Sabby Management shall remain bound hereby.

2

(c)                Post-Default Payment. Upon the occurrence and during the continuance of any default by the Company under any of the Creditor Loan Documents, payments shall be made to the Creditors on a Pro Rata Basis. Should any Credit Party make any payments to any Creditor not in compliance with this Agreement during the continuance of any such default, the other Creditors hereto shall be immediately notified and such payment shall be shared with all of the other Creditors on a Pro Rata Basis as determined at such time such payment is received and payment shall be sent to the address listed below in Section 14(a) within two (2) Business Days after the receipt thereof and shall then be applied to the Credit Parties’ obligations under the respective Creditor Loan Documents.

5.                 Collateral Agent.

(a)                Designation of Collateral Agent. Subject to Section 4(b) hereof, the Creditors hereby agree that TCA shall be and hereby is designated and appointed as the collateral agent hereunder with respect to the Credit Parties and the Collateral (the “Collateral Agent”).

(b)                Power and Authority of Collateral Agent. Each of the Creditors hereby agrees, acknowledges and grants to the Collateral Agent, the full power and authority (but not the obligation), on behalf of each Creditor, individually, and on behalf of all Creditors, as a group, to undertake any and all actions as the Collateral Agent may determine or elect to take in accordance with this Agreement, in pursuit and enforcement of any of the Creditor Rights. Such actions include, without limitation: (i) the right to hire counsel to represent the Collateral Agent, to provide advice and counsel to the Collateral Agent in connection with Collateral Agent’s pursuit and enforcement of the Creditor Rights, and to file any actions, claims or proceedings that the Collateral Agent determines to pursue in accordance with this Agreement; (ii) the right to deliver to the Company notices of default, and/or declare all sums due and owing under all Creditor Loan Documents to be immediately due and payable; (iii) the right to proceed to protect, exercise and enforce, on behalf of all Creditors, the Creditor Rights against the Company or any other individual, partnership, limited liability company, limited liability partnership, corporation, trust, joint venture, joint stock company, association, unincorporated organization, government or agency or political subdivision thereof, or other entity (“Persons”), and such other rights and remedies as are provided by law or equity or otherwise available under the Creditor Loan Documents; (iv) the right to enforce, foreclose upon and immediately transfer the full right, title and interest in and to the common stock of the Credit Parties pursuant to any existing pledge agreements (and Sabby Management hereby irrevocably assigns any and all rights contained in any existing pledge agreements to the Collateral Agent as of the date hereof); (v) the right to file any and all claims or to otherwise make any required filings in any bankruptcy or insolvency proceedings or other proceedings for the protection of creditors, as agent for the Creditors; and (vi) all other actions that Collateral Agent may determine or elect to undertake in accordance with the terms of this Agreement.

(c)                Actions Requiring Unanimous Approval. Notwithstanding anything contained in this Agreement to the contrary, the Collateral Agent shall not take any of the following actions, unless such actions have been unanimously approved by the Creditors in writing: (i) any waiver of any Creditor Rights; (ii) any compromise or settlement of any Creditor Rights; and (iii) termination of this Agreement; provided, however, upon repayment in full of all amounts owed to any Creditor pursuant to such Creditor’s Loan Documents, the Collateral Agent shall not be required to obtain approval by such Creditor.

(d)                Creditor Action. With respect to any matter that requires approval of the Creditors (or any matter which the Collateral Agent elects to submit to the Creditors for approval), any such requested action shall be submitted by the Collateral Agent to each Creditor in writing for review. Each Creditor shall provide its approval or disapproval of such matter by written notice to the Collateral Agent within five (5) business days from the date the Collateral Agent’s written notice to the Creditor is deemed delivered hereunder. Any Creditor’s failure to respond to the Collateral Agent within such five (5) business day period (or such shorter time period as may be required per the terms below) shall be deemed an approval of such matter by such Creditor, and the Collateral Agent shall have the full right and authority under this Agreement to rely on such deemed approval as if such Creditor specifically approved such matter. In the event timing in approving any matter submitted hereunder requires that a Creditor provide its approval or disapproval in a shorter period of time than such five (5) business day period, then when submitting such matter to the Creditors for approval, the Collateral Agent shall, in its written notice, expressly state the shorter period required and the reason or necessity for such shorter time period, and the five (5) business day approval period shall be automatically reduced to such shorter time period as is provided in the written notice requesting approval from the Collateral Agent.

3

6.                Power of Attorney.

(a)                Grant of Power. To effectuate the terms and provisions hereof, each Creditor, individually, and all Creditors, collectively, hereby appoint the Collateral Agent as each Creditor’s attorney-in-fact (and the Collateral Agent hereby accepts such appointment) solely for the purpose of carrying out the provisions of this Agreement including, without limitation, taking any and all actions on behalf of the Creditors in accordance with the terms and provisions of this Agreement.

(b)                Ratification. All acts done under the foregoing authorization are hereby ratified and approved by each Creditor, and Collateral Agent shall not be liable for any acts of commission or omission, for any error of judgment, or for any mistake of fact or law, except for acts of gross negligence or willful misconduct.

(c)                Irrevocable Power. The powers of attorney granted pursuant to this Agreement, being coupled with an interest, are irrevocable unless and until this Agreement is terminated in accordance with Section 9 below.

(d)                Further Assurances. Each Creditor hereby agrees to promptly provide all reasonable cooperation, and to execute any other documents or instruments reasonably required or requested by the Collateral Agent, to evidence the power and authority granted by each Creditor to the Collateral Agent hereunder.

7.                Expenses of the Collateral Agent.

(a)                Creditors Responsible for all Costs. The Creditors shall pay and be responsible for any and all costs and expenses incurred by the Collateral Agent in its pursuit of the Creditor Rights or otherwise incurred in connection with its duties under this Agreement, including, without limitation, all costs incurred in the pursuit or enforcement of the Creditor Rights, all expenses and fees of the attorneys, accountants and other experts the Collateral Agent may retain, if any, all of such costs and expenses to be borne by the Creditors on a Pro-Rata Basis and otherwise in accordance with the terms of this Agreement.

(b)                Requirement for Funds. If at any time Collateral Agent determines that funds are needed to carry out the purposes of this Agreement, the Collateral Agent shall deliver a written notice to each Creditor advising them of the need for funds and setting forth the amount of funds required (“Required Funds”). Each Creditor shall have five (5) business days from the date of the request for the Required Funds is deemed delivered by the Collateral Agent to pay and deliver to the Collateral Agent, in accordance with Section 7(c) below, such Creditor’s Pro- Rata Share of such Required Funds (provided, however, to the extent the Collateral Agent is also a Creditor hereunder, such Creditor, also being the Collateral Agent, shall not have an obligation to fund its Pro-Rata Share of such Required Funds in accordance with section 7(c), but rather only its obligation to be responsible for its Pro-Rata Share of such Required Funds).

(c)                Method of Funding. Any requirement to fund sums of money under this Agreement shall be undertaken by each Creditor funding such required amount in lawful U.S dollars, by wire transfer to any account designated by the Collateral Agent from time to time.

(d)                Failure to Deliver Required Additional Funds. To the extent any Creditor fails to deliver its Pro-Rata Share of Required Funds in accordance with Section 7(b) above, Collateral Agent may (but shall have no obligations to do so) advance any such sums at any time, and any such sums so advanced, together with interest thereon at the rate of fifteen percent (15%) per annum from the date of outlay until such sums are repaid in full, shall be due and owing to Collateral Agent and be repaid in accordance with Section 13 below.

4

8.                 Duties of the Collateral Agent; Standard of Care.

(a)                Collateral Agent Duties. The Creditors hereby agree and acknowledge that the Collateral Agent’s duties are those expressly set forth in this Agreement, and that the Collateral Agent is hereby authorized to perform those duties in accordance with the standards set forth in this Agreement. Except with respect to Collateral Agent’s obligation to distribute any sums recovered hereunder, if any, in accordance with the terms of Section 13 below, Collateral Agent shall not be a trustee or fiduciary for any of the Creditors in administering or pursuing the Creditor Rights. All actions pursued hereunder by the Collateral Agent shall be so pursued by Collateral Agent, on behalf of the Creditors under this Agreement. Each of the Creditors hereby recognizes and agrees that by joining into this Agreement, all of its Creditor Rights are thereafter to be handled and administered by the Collateral Agent under the terms of this Agreement, and such Creditor shall have no remaining direct rights to pursue the Creditor Rights individually or separately, and only have derivative rights to pursue such Creditor Rights through the Collateral Agent and this Agreement. Each Creditor further acknowledges and agrees that Collateral Agent has made no representation or warranty of any nature or kind relating to any possible recovery of any sums or the likelihood of any success in pursuing or enforcing any of the Creditor Rights.

(b)                Standard of Care. The Collateral Agent shall carry out the provisions of this Agreement and undertake any and all actions as the Collateral Agent may determine or elect to take in accordance with this Agreement, in pursuit and enforcement of the Creditor Rights, for the benefit of the Creditors, according to Collateral Agent’s reasonable prudence and discretion and the exercise of its reasonable business judgment; provided, however, Collateral Agent shall not have any liability to any Creditor whatsoever with respect to any action taken or omitted by Collateral Agent, or any agents, representatives or counsel retained by Collateral Agent, under this Agreement, or in connection with Collateral Agent’s pursuit and enforcement of the Creditor Rights, including, without limitation, for any error in judgment or mistake of fact or law, except for liability arising from the gross negligence or willful misconduct of the Collateral Agent. Collateral Agent does not assume, and shall not have, any responsibility or liability, express or implied, for the enforceability or collectability of any of the Creditor Loan Documents, or the likelihood or timing of realization or recovery of any of the Creditor Rights.

(c)                Right to Use Third Parties. The Collateral Agent may exercise any of its rights, powers, and privileges under this Agreement and applicable law, or perform any of its duties under this Agreement, by or through its attorneys, advisors or agents.

(d)                Liability of Collateral Agent. Collateral Agent shall not be liable for any action taken or omitted to be taken by it under or in connection with this Agreement, so long as in accordance with the standards set forth in this Agreement. Without limiting the generality of the foregoing, Collateral Agent: (i) may consult with legal counsel, independent public accountants and other experts selected by Collateral Agent and shall not be liable for any action taken or omitted to be taken by it in accordance with the advice of such counsel, accountants or experts; and (ii) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate, or other instrument or writing (which may be made by fax, e-mail or other electronic means) believed by Collateral Agent to be genuine and signed or sent by the proper Persons.

(e)                Segregation of Funds. Any funds held by the Collateral Agent hereunder shall not be required to be segregated, except that Collateral Agent shall maintain detailed records of all receipts and disbursements associated with this Agreement or funds received hereunder. The Collateral Agent shall be under no liability for interest on any funds received by it hereunder.

(f)                 Collateral Agent Liability. In the event any action to be undertaken by Collateral Agent hereunder requires Collateral Agent to expend any monies or to incur any fee or cost beyond the amount of funds that Collateral Agent may then be holding on behalf of the Creditors hereunder, Collateral Agent shall be entitled to refrain from taking any such action until it first receives the Required Funds in accordance with this Agreement, and Collateral Agent shall not have any liability to any Creditor with respect to any failure to undertake any action by Collateral Agent, its employees, agents, representatives or counsel, in connection with any of the Creditor Rights, or the enforcement or failure to enforce same, to the extent such failure was as a result of Collateral Agent not having or receiving the funds from the Creditors required and requested by Collateral Agent as contemplated by this Agreement.

(g)                Information; Knowledge. The Collateral Agent shall not be deemed to have knowledge of the occurrence of any default under any Creditor Loan Documents, unless the Collateral Agent has received written notice from a Creditor specifying such default and expressly stating that such notice is a “notice of default”. In the event that the Collateral Agent receives such a notice, the Collateral Agent shall give reasonably prompt written notice thereof to the other Creditors and shall provide a copy of such notice to each Creditor. Collateral Agent may take such action (but shall be under no obligation whatsoever to do so), or refrain from taking such action with respect thereto, as it shall deem advisable, acting in good faith and in accordance with the Standards of this Agreement, in the best interests of the Creditors to prevent waste or other deterioration, diminution in value or other loss of the Collateral. Except as expressly required by the terms and conditions of this Agreement, the Collateral Agent shall have no duty or responsibility to provide any Creditor with any information concerning the affairs, financial condition or business of the Company which may come into the possession of the Collateral Agent.

5

(h)            Satisfaction of TCA Obligations. Upon payment in full to TCA and satisfaction of the Obligations (as defined in the TCA Credit Agreement) under the TCA Loan Documents, Sabby Management will automatically become the Collateral Agent and TCA will transfer to Sabby Management any Collateral then held, including any pledged securities then held.

9.                 Termination.

(a)                Unanimous Agreement. The Creditors may terminate this Agreement at any time upon unanimous written approval of all Creditors.

(b)                Effect of Termination. Upon a termination of this Agreement in accordance with Section 9(a) above, the Collateral Agent shall distribute any funds then in Collateral Agent’s possession that were collected by Collateral Agent in pursuit of the Creditor Rights, or otherwise received by Collateral Agent as Required Funds, to the Creditors pursuant to Section 13 below, and thereafter, this Agreement shall terminate and neither Creditor or Collateral Agent shall have any further obligation, each to the other, hereunder, except for any obligations or indemnities in this Agreement that specifically survive such termination.

(c)                Negative Covenant. Sabby Management shall not, prior to (i) the termination of this Agreement and (ii) the full repayment and full satisfaction of all of the TCA Loan Documents, require any cash payment or repayment by any Credit Party to Sabby Management in connection with the Sabby Management Loan Documents or any other document except as provided for in this Agreement. Notwithstanding the foregoing, in no event will this Section 9(c) prohibit the Company from making regularly scheduled monthly repayments in shares of the Company’s Common Stock pursuant to the terms of the Sabby Loan Documents.

10.               Resignation. The Collateral Agent may resign and be discharged of its duties hereunder at any time by giving written notice of such resignation to all other Creditors, stating the date such resignation is to take effect. Within thirty (30) days of the giving of such notice of resignation, a successor collateral agent shall be appointed by the unanimous approval of the Creditors. The Collateral Agent shall continue to serve until the effective date of its resignation or until its successor accepts the appointment, but Collateral Agent shall not be obligated to take any action hereunder during such period.

11.               Exculpation. The Collateral Agent shall not incur any liability whatsoever for taking any action, or for omitting to take any action, in accordance with the terms and provisions of this Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Agreement), unless occasioned by Collateral Agent’s gross negligence or willful misconduct; and each party hereto hereby waives any and all claims and actions of any nature or kind whatsoever against the Collateral Agent arising out of or related, directly or indirectly, to any or all of the foregoing acts, omissions and circumstances. Each Creditor’s agreements and covenants under this Section 11 shall survive termination of this Agreement.

12.               Indemnification. Each of the Creditors (each to the extent of such Creditor’s Pro- Rata Share), hereby agrees to indemnify, reimburse and hold the Collateral Agent forever harmless from and against any and all claims, liabilities, losses and expenses of any nature or kind that may be imposed upon, incurred by, or asserted against it, arising out of or related to, directly or indirectly, this Agreement or the Collateral Agent’s duties and actions hereunder, except such as are occasioned by the Collateral Agent’s gross negligence or willful misconduct. Each Creditor’s indemnity obligations under this Section 12 shall survive termination of this Agreement.

13.               Distribution of Proceeds of Collateral. All proceeds of any realization or recovery on any of the Creditor Rights received by the Collateral Agent shall be allocated and distributed by the Collateral Agent within a reasonable time after receipt thereof as follows, provided that the Collateral Agent shall have the right to withhold certain sums for establishment of due and adequate reserves for future costs and expenses, the amount of such reserves to be determined by the Collateral Agent using reasonable business judgment:

(a)                First, to the extent outstanding, to the payment of all costs and expenses of the Collateral Agent or any attorneys, agents, experts, or other Persons retained by Collateral Agent hereunder, including, without limitation, any sums owing to the Collateral Agent under Section 7(d) above; and

(b) Second, to each Creditor, in accordance with such Creditor’s Pro-Rata Share.

6

14.              Miscellaneous.

(a)                Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to Sabby Management:	Sabby Management, LLC
10 Mountainview Road, Suite 205
Upper Saddle River, NJ 07458
Attn: Robert Grundstein
E-Mail: rgrundstein@sabbycapital.com

With a copy to:	Ellenoff Grossman & Schole LLP
(which shall not constitute notice)	1345 Avenue of the Americas
New York, NY 10105
Attention: Robert Charron
E-Mail: rcharron@egsllp.com

If to TCA:	TCA Global Credit Master Fund, LP
3960 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169
Attention: Robert Press, Director
E-Mail: bpress@tcaglobalfund.com

With a copy to:	Lucosky Brookman LLP
(which shall not constitute notice)	101 Wood Avenue South, 5th Floor
Woodbridge, NJ 08830
Attn: Mr. Seth A. Brookman, Esq.
E-Mail: sbrookman@lucbro.com

If to the Credit Parties:	400 South Australian Ave., 8th Floor
West Palm Beach, FL 33401
Attention: Seamus Lagan
E-Mail: slagan@rennovahealth.com

With a copy to:	Shutts & Bowen LLP
(which shall not constitute notice)	200 South Biscayne Boulevard
Suite 4100
Miami, FL 33131
Attention: J. Thomas Cookson
E-Mail: tcookson@shutts.com

unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address below, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., EST, on a business day, any notice hand delivered after 5:00 p.m., EST, being deemed delivered on the following business day; and (iv) if delivered by e-mail notification to the e-mail address of the applicable Person as shown on this Agreement, then on the date such e-mail is sent, so long as the sender does not receive either a system rejection notice that such e-mail was not properly sent or received, or a reply notice that the receiving party is not receiving e-mails at such time. Notwithstanding the foregoing, notice, consents, waivers or other communications referred to in this Agreement may be sent by any other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed that the notice has been received by the other party.

7

(b)                Entire Agreement. This Agreement, and the documents delivered pursuant hereto, if any, set forth all the promises, covenants, agreements, conditions and understandings between the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior and contemporaneous agreements, understandings, inducements or conditions, expressed or implied, oral or written, except as contained herein.

(c)                Binding Effect. This Agreement shall be binding upon the parties hereto, their respective successors and permitted assigns.

(d)                Amendment. The parties hereby irrevocably agree that no attempted amendment, modification, or change of this Agreement shall be valid and effective, unless all parties hereto shall unanimously agree in writing to such amendment, modification or change.

(e)                No Waiver. No waiver of any provision of this Agreement shall be effective, unless it is in writing and signed by the party against whom it is asserted, and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.

(f)                 Gender and Use of Singular and Plural. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

(g)                Execution. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement, and same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

(h)                Headings. The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement.

(i)                 Governing Law. This Agreement shall be construed in accordance with the laws of the State of Nevada, without regard to the principles of conflicts of laws. The parties further agree that any action between them shall be heard in Broward County, Florida and expressly consent to the jurisdiction and venue of the State and Federal Courts sitting in Broward County, Florida for the adjudication of any civil action asserted pursuant to this Agreement.

(j)                 Further Assurances. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

(k)                Severability. If any one of the provisions contained in this Agreement, for any reason, shall be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall remain in full force and effect and be construed as if the invalid, illegal or unenforceable provision had never been contained herein.

(l)                 Third Party Beneficiaries. The New Lenders shall be third party beneficiaries to this Agreement. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in this Section 14(l).

(m)              WAIVER OF JURY TRIAL. EACH CREDITOR AND COLLATERAL AGENT, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH ANY PARTIES HERETO ARE ADVERSE PARTIES.

[Signatures on the following page]

9

IN WITNESS WHEREOF, the parties hereto executed this Agreement effective as of the Effective Date.

SABBY MANAGEMENT, LLC,

as Agent to Sabby Healthcare Master Fund, Ltd, Sabby Volatility Warrant Master Fund Ltd, and Lincoln Park Capital Fund, LLC

By: /s/ Robert Grundstein

Name: Robert Grundstein

Title: COO of Investement Manager

10

TCA GLOBAL CREDIT MASTER FUND, LP,

as Creditor and as Collateral Agent

By: TCA Global Credit Fund GP, Ltd.

Its: General Partner

By: /s/ Robert Press

Name: Robert Press

Title: Director

11

The Credit Parties acknowledge and agree to any terms and provisions of this Agreement applicable thereto:

RENNOVA HEALTH, INC

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Chief Executive Officer

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Seamus Lagan, the Chief Executive Officer of Rennova Health, Inc., who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 20th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

12

MEDYTOX SOLUTIONS, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Chief Executive Officer

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Chief Executive Officer of Medytox Solution, Inc., who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 20th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

13

HEALTH TECHNOLOGY SOLUTIONS, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Chief Executive Officer

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Chief Executive Officer of Health Technology Solutions, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 20th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

14

MEDYTOX INSTITUTE OF LABORATORY MEDICINE, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Chief Executive Officer

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Chief Executive Officer of Medytox Institute of Laboratory Medicine, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 20th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

15

MEDICAL BILLING CHOICES, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: President

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the President of Medical Billing Choices, Inc., a North Carolina corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 20th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

16

MEDYTOX DIAGNOSTICS, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Chief Executive Officer

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Chief Executive Officer of Medytox Diagnostics, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 20th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

17

MEDYTOX MEDICAL MARKETING & SALES, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Secretary

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Secretary of Medytox Medical Marketing & Sales, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 20th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

18

PB LABORATORIES, LLC

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Secretary

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Secretary of PB Laboratories, LLC, a Florida limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 20th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

19

BIOHEALTH MEDICAL LABORATORY, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Secretary

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Secretary of Biohealth Medical Laboratory, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 20th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

20

ALETHEA LABORATORIES, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Secretary

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Secretary of Alethea Laboratories, Inc., a Texas corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 20th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

21

INTERNATIONAL TECHNOLOGIES, LLC

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Secretary

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Secretary of International Technologies, LLC, a New Jersey limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 20th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

22

EPIC REFERENCE LABS, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Secretary

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Secretary of EPIC Reference Labs, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 20th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

23

CLINLAB, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: President

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the President of Clinlab, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 20th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

24

MEDICAL MIME, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Secretary

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Secretary of Medical Mime, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 20th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

25

EPINEX DIAGNOSTICS LABORATORIES, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Secretary

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Secretary of Epinex Diagnostics Laboratories, Inc., a California corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 20th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

26

EPINEX DIAGNOSTICS LABORATORIES, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Secretary

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Secretary of Epinex Diagnostics Laboratories, Inc., a Nevada corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 20th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

27

PLATINUM FINANCIAL SOLUTIONS, LLC

By: /s/ Sebastien Sainsbury

Name: Sebastien Sainsbury

Title: Manager

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Sebastien Sainsbury, the Manager of Platinum Financial Solutions, LLC., a Florida limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 20th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

28